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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: NOVEMBER 13, 2001
                Date of Earliest Event Reported: NOVEMBER 7, 2001

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-20421                               84-1288730
     (Commission File Number)          (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

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ITEM 5. OTHER EVENTS.

     On November 7, 2001, the Registrant announced that its wholly-owned subsidiary, Liberty UPC Bonds, Inc. (the "Offeror"), had successfully completed its "Modified Dutch Auction" cash tender offer for certain notes issued by United Pan-Europe Communications N.V., a corporation organized under the laws of The Netherlands. The offer commenced on October 9, 2001 and expired at 11:59 p.m., New York City time, on November 6, 2001.

     On November 7, 2001, Registrant issued a press release that announced the completion of the tender offer by Offeror and summarized the results of the tender offer. This press release is filed as an Exhibit to this Current Report and is incorporated by reference as if set forth in full.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of business acquired

          None

     (b)  Pro form financial information

          None

     (c)  Exhibits

          99.1 Press Release issued November 7, 2001 by the Registrant.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2001

                                        LIBERTY MEDIA CORPORATION


                                        By: /s/ Christopher W. Shean
                                           ------------------------------------
                                        Name:  Christopher W. Shean
                                        Title: Vice President and Controller
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                                  EXHIBIT INDEX

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EXHIBIT   DESCRIPTION
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
 99.1     Press Release issued November 7, 2001 by the Registrant.
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